UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

COLUMBIA FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19-01 Route 208 North, Fair Lawn, New Jersey 07410

(Address of principal executive offices) (Zip Code)

(800) 522-4167

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2018, the Board of Directors of Columbia Financial, Inc. (the “Company”) adopted a resolution to change the Company’s fiscal year end from September 30 to December 31, effective immediately as of the date of the Board resolution. In addition, on May 22, 2018, the Boards of Directors of Columbia Bank MHC (the “MHC”) and Columbia Bank (the “Bank’) also adopted resolutions to change the MHC’s and the Bank’s fiscal year ends from September 30 to December 31, effective immediately as of the date of the Board resolutions. The Company will file a transition report on Form 10-Q with the U.S. Securities and Exchange Commission in connection with its newly adopted fiscal year end.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBIA FINANCIAL, INC.

Date: May 23, 2018	By:	/s/ Thomas J. Kemly
Thomas J. Kemly
President and Chief Executive Officer